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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of MetaTools, Inc. on Form S-8 of our report dated February 5, 1996, on our audits of the financial statements and financial statement schedule of MetaTools, Inc. as of December 31, 1995 and 1994, and for the years ended December 31, 1995, 1994 and 1993.



Coopers & Lybrand L.L.P.
Sherman Oaks, California
January 26, 1997